                                                                Exhibit 10.9

PREPARED BY AND WHEN RECORDED RETURN TO:
     RONALD L. STEPHENSON, ESQUIRE
     POST OFFICE BOX 2861
     ST. PETERSBURG, FLORIDA 33731-2861


                           DRIVEWAY EASEMENT AGREEMENT


     This DRIVEWAY EASEMENT AGREEMENT ("Agreement") is made and entered into on May 27, 1999 by and between LIFE SCIENCES, INC., a Delaware corporation ("LSI"), and CAVAFORM, INC., a Florida corporation ("Cavaform").

RECITALS:

     (a) LSI is the owner of the real property situate, lying and being in Pinellas County, Florida and described on the attached Exhibit A, which is incorporated herein by this reference ("Exhibit A), as PARCEL ONE. This property and each part thereof is sometimes referred in this Agreement as the "LSI Property".

     (b) On or about the date hereof, Cavaform became the owner, through acquisition from LSI, of the real property situate, lying and being in Pinellas County, Florida and described on Exhibit A as PARCEL TWO. This property and each part thereof is sometimes referred to in this Agreement as the "Cavaform Property".

     (c) By this Agreement, the parties desire to establish and to regulate a driveway easement from 72nd Street North, St. Petersburg, Florida for ingress and egress to and from the LSI Property and the Cavaform Property (sometimes collectively referred to herein as the "Benefited Property"), such driveway easement (the "Driveway Easement") to be over the southerly portion of the LSI Property and the northerly portion of the Cavaform Property. Such southerly and northerly portions of property are more particularly described as the real property situate, lying and being in Pinellas County, Florida and described on Exhibit A as PARCEL THREE (the "LSI Easement Parcel") and PARCEL FOUR (the "Cavaform Easement Parcel"). The LSI Easement Parcel and the Cavaform Easement Parcel are sometimes collectively referred to in this Agreement as the "Easement Area". The Easement Area is more particularly described as the real property situate, lying and being in Pinellas County, Florida and described on Exhibit A as PARCEL FIVE.

     NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by LSI and Cavaform, the parties agree as follows:

1. RECITALS. The foregoing recitals are true and correct, and are incorporated herein by this reference.

2. GRANTS OF EASEMENTS. On the terms and conditions herein contained, LSI hereby grants to Cavaform, and to the successors in title to the Cavaform Property, for the use and benefit of the Cavaform Property, a perpetual, non-exclusive easement for ingress and egress to the Cavaform Property, on, over and across the LSI Easement Parcel. On the terms and conditions herein contained, Cavaform hereby grants to LSI, and to the successors in title to the LSI Property, for the use and benefit of the LSI Property, a perpetual, non-exclusive easement for ingress and egress to the LSI Property, on, over and across the Cavaform Easement Parcel.

3. USE. Without limiting the other provisions of this Agreement, the Driveway Easement may be used for the intended purpose of providing ingress and egress to and from the Benefited Property by the respective employees, agents, tenants, subtenants, licensees, mortgagees in possession, customers and business invitees of the owners of the Benefited Property. Neither of the parties shall do anything that will impair the use of the Driveway Easement for its intended purpose; provided, however, that limited impairment of use resulting from construction, repair and maintenance of improvements to the Driveway Easement is not a breach of this provision. Parking or standing of vehicles in the Driveway Easement is not permitted, except as requisite in and about the construction, repair and maintenance of improvements to the Driveway Easement.

4. COVENANTS RUNNING WITH THE LAND. The terms, covenants and conditions set forth in this Agreement shall run with the real property described herein (i.e., the Benefited Property and the Easement Area) and shall benefit and bind the parties, and any successor owner of all or any portion of the real property described in this Agreement. Subsequent owners of all or any portion of the Benefited Property shall have the full benefit and right of enjoyment of the easements and other rights herein granted. The rights, benefits and obligations of this Agreement shall be transferred and conveyed upon transfer or conveyance of any portion of real property benefited or burdened by the easements herein granted without the need of any reference to this Agreement.

5. NO PUBLIC DEDICATION. Nothing contained in this Agreement shall be deemed to be a gift or dedication of any portion of any real property described herein to the general public or for any public use or purpose.

6. CONSTRUCTION, REPAIR AND MAINTENANCE. At its sole cost and expense, Cavaform shall construct, or shall cause to be constructed, improvements, including asphalt paving and concrete curbing, within the Easement Area suitable to the use thereof as the Driveway Easement, and thereafter shall maintain the same, or cause it to be maintained, in good repair and in a safe, well-lighted, clean and orderly condition, and shall provide suitable insurance with respect to the same. Notwithstanding the foregoing, from and after such time as the owner of the LSI Easement Parcel makes more than an incidental use of the Driveway Easement, such owner shall be responsible for reimbursing the party performing the maintenance on, and providing the insurance with respect to, the Driveway Easement for one-half of the reasonable cost of such maintenance and insurance applicable to the Driveway Easement for periods of time after the commencement of more than such an incidental use. Each party shall be solely responsible for the property taxes and assessments on that portion of the Easement Area owned by the party.

7. DAMAGE. If any owner of any of the Benefited Property, or such owner's employees, agents, tenants, subtenants, licensees, mortgagees in possession, customers or business invitees, cause any damage (such owner is referred to as the "Applicable Owner") to the Driveway Easement, the Applicable Owner shall immediately begin the repair of such damage at its sole cost and expense and diligently complete such repairs as soon as reasonably possible, but in no event later than 30 days after such property is damaged.

8. FAILURE TO MAINTAIN AND REPAIR. If any person responsible for construction, repair or maintenance under the provisions of this Agreement fails to perform its obligations hereunder (the "Defaulting Owner"), then after notice to the Defaulting Owner by another owner of property affected by this Agreement (the "Non-Defaulting Owner"), and provided that the Defaulting Owner does not commence its construction, repair or maintenance obligations within five days after receiving the notice and diligently complete the performance of such maintenance and repair obligations as soon as reasonably possible, but in no event more than 30 days after the delivery of such notice, the Non-Defaulting Owner shall have the right, but not the obligation, to perform any of the obligations of the Defaulting Owner. In the event of an emergency, the Non-Defaulting Owner may immediately perform the obligations of the Defaulting Owner. All reasonable costs and expenses incurred by the Non-Defaulting Owner in connection with the Defaulting Owner's failure to perform, together with interest at the highest lawful rate per annum from the date of the expenditure of such funds (the "Remediation Costs") shall be due from the Defaulting Owner to the Non-Defaulting Owner upon receipt of a bill therefor. The Remediation Costs shall be the obligation of the Defaulting Owner, and the Non-Defaulting Owner shall have a lien against the property owned by the Defaulting Owner and subject to this Agreement ("Defaulting Owner's Property") to secure the Remediation Costs. The priority of such lien shall be the date a claim of lien, stating the amount of Remediation Costs and specifying that the lien is against the Defaulting Owner's Property, is mailed to the Defaulting Owner and recorded in the public records of Pinellas County, Florida. Such lien may be foreclosed in the same manner as a real estate mortgage.

9. INTERPRETATION. In the event any provision of this Agreement is determined to be invalid, illegal, void or unenforceable, in whole or in part, such determination shall not be construed to invalidate the remaining provisions of this Agreement which shall remain in full force and effect. Descriptive headings of or in sections and any exhibits are inserted for convenience only and are not a part of this Agreement. Any time period provided for herein which shall end on, and any date provided for herein which is on, a Saturday, Sunday or legal holiday in the United States shall extend to 5:00 p.m. of the next business day. Unless otherwise qualified, references in this Agreement to "Section" or "section" are to provisions of this Agreement and a reference thereto includes any subparts, and the use of the terms "party" or "parties" are references to Cavaform and/or LSI, and their respective successors as contemplated by Sections 2 and 4, as required or permitted by the context. As used herein, the singular includes the plural, the plural includes the singular and words in one gender include the others; the terms "herein", "hereof", "hereunder" and similar references refer to the whole of this Agreement; and "include", "including" and similar terms are not words of limitation. This Agreement shall not be construed against any party as the drafter, and may not be waived, amended or modified in any respect except by further agreement in writing duly executed by all parties that own the real property that is affected by such waiver, amendment or modification.

10. GENERAL. This Agreement: (i) shall become effective on the date it is first recorded in the public records of Pinellas County, Florida; (ii) contains the entire statement of all arrangements, representations, warranties, promises, covenants, understandings and agreements, written or oral, between LSI and Cavaform with respect to its subject matter, and supersedes all previous arrangements, representations, warranties, promises, covenants, understandings and agreements, written or oral, relating to its subject matter; and (iii) shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without reference to its laws relating to the conflict of laws; provided, however, to the extent Florida law is preempted by federal law, federal law shall apply. With respect to the Driveway Easement, each of the parties shall comply with all applicable laws, rules, regulations and requirements of public authorities, and shall indemnify, defend and hold harmless each owner of real property underlying the Easement Area against all claims, demands, loss, damage, liabilities, suits, actions and judgments (including costs and reasonable attorneys' and paralegals' fees) arising or resulting out of, or related to, the other party's use (including use by such party's employees, agents, tenants, subtenants, licensees, mortgagees in possession, customers or business invitees) of the portion of the Driveway Easement that is upon such owner's real property. In the event of litigation involving this Agreement, each party irrevocably consents to the exclusive personal jurisdiction over that party of the courts (both federal and state) located within the territorial limits of the United States District Court for the Middle District of Florida, Tampa Division, in the State of Florida and to venue therein for all purposes, and the prevailing party shall be entitled to recover as part of the judgment its costs of suit, including reasonable attorneys' and paralegals' fees, at trial and on appeal. The defense to an action for the specific enforcement of this Agreement that the remedy of damages alone may be adequate is waived by each of the parties.

11. NOTICE. Any notice given to any party under this Agreement shall be valid only if in writing and shall be deemed to be duly given only if delivered personally or sent by courier service, by overnight delivery service, or by registered or certified mail, postage prepaid, addressed to the respective addresses of the parties set forth under their signatures below. Either party may by notice to the other change its address for notice. Notice shall be effectively given upon the earlier of actual receipt or three days after forwarding. In the event notice is mailed as provided in this section and is returned to the sender for any reason, that notice shall be deemed to have been received by the party to whom it was addressed on the date the notice was initially placed in the U. S. Postal Service by the sender.

     IN WITNESS WHEREOF, LSI and Cavaform have caused this Driveway Easement Agreement to be executed, acknowledged and delivered in their respective names by duly authorized officers on the date first written above.


                                      LIFE SCIENCES, INC.

WITNESSES:

/s/ Behnam Movaseghi                  By: /s/ Alex A. Burns
---------------------------------         -----------------------------------------------
                                                     (Authorized Officer)

Behnam Movaseghi                      Alex A. Burns
---------------------------------     ---------------------------------------------------
                                      NAME LEGIBLY PRINTED, TYPEWRITTEN OR STAMPED
NAME LEGIBLY PRINTED,                 (Address of Such Person and of Life Sciences, Inc.)
TYPEWRITTEN OR STAMPED                             2900 - 72ND STREET NORTH
                                                 ST. PETERSBURG, FLORIDA 33710
/s/ Ronald L. Stephenson
---------------------------------
Ronald L. Stephenson
---------------------------------
NAME LEGIBLY PRINTED, TYPEWRITTEN
OR STAMPED

                                      CAVAFORM, INC.

/s/ Behnam Movaseghi                  By: /s/ Robert C. Massie
---------------------------------         -----------------------------------------------
                                                     (Authorized Officer)

/s/ Behnam Movaseghi                  Sect./Tr. R. C. Massie
---------------------------------     ---------------------------------------------------
NAME LEGIBLY PRINTED,                 NAME LEGIBLY PRINTED, TYPEWRITTEN OR STAMPED
TYPEWRITTEN OR STAMPED                  (Address of Such Person and of Cavaform, Inc.)
                                                  2700 - 72ND STREET NORTH
/s/ Ronald L. Stephenson                        ST. PETERSBURG, FLORIDA 33710
---------------------------------

Ronald L. Stephenson
---------------------------------
NAME LEGIBLY PRINTED, TYPEWRITTEN
OR STAMPED

STATE OF FLORIDA    )
COUNTY OF PINELLAS  )

     The foregoing instrument was acknowledged before me this 27th day of May 1999, by Alex A. Burns, the Vice President of LIFE SCIENCES, INC., a Delaware corporation, on behalf of the corporation. He is personally known to me, or he has produced (insert type of identification produced) Driver's License as identification.

                                    /s/ Linda R. O'Dell
                                    --------------------------------------------
                                    SIGNATURE
       (SEAL)
                                        Linda R. O'Dell
                                    --------------------------------------------
                                    NAME LEGIBLY PRINTED, TYPEWRITTEN OR STAMPED
My Commission Expires:


STATE OF FLORIDA    )
COUNTY OF PINELLAS  )

     The foregoing instrument was acknowledged before me this 27th day of May 1999, by Robert C. Massie, the Sect./Tr. of CAVAFORM, INC., a Florida corporation, on behalf of the corporation. He is personally known to me, or he has produced (insert type of identification produced) Driver's License as identification.


                                    /s/ Linda R. O'Dell
                                    --------------------------------------------
       (SEAL)
                                        Linda R. O'Dell
                                    --------------------------------------------
                                    NAME LEGIBLY PRINTED, TYPEWRITTEN OR STAMPED
My Commission Expires: